UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
December 6, 2012

El Paso Electric Company
(Exact name of registrant as specified in its charter)

Texas	001-14206	74-0607870
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Stanton Tower, 100 North Stanton, El Paso, Texas		79901
(Address of principal executive offices)		(Zip Code)

(915) 543-5711
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Issuance of $150 million of Senior Notes

On December 6, 2012, El Paso Electric Company (the “Company”) closed its issuance and sale of $150,000,000 aggregate principal amount of its 3.30% Senior Notes due 2022 (the “Senior Notes”) pursuant to an underwriting agreement dated December 3, 2012 (the “Underwriting Agreement”) between the Company and J.P. Morgan Securities LLC and Mitsubishi UFJ Securities (USA), Inc. The Senior Notes were issued pursuant to an Indenture dated as of May 1, 2005 between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as successor to JPMorgan Chase Bank, National Association, as trustee (the “Trustee”), and as amended by the First Supplemental Indenture dated as of May 19, 2008 between the Company and the Trustee, and as further supplemented by a Securities Resolution No. 3 approved by the Pricing Committee of the Board of Directors of the Company, dated December 3, 2012. The terms and conditions of the Senior Notes are contained in Securities Resolution No. 3, to which a form of the global note representing the Senior Notes is attached. The offering of the Senior Notes has been registered under the Securities Act of 1933 (the “Act”) pursuant to a Registration Statement on Form S-3 (Reg. No. 333- 178319) filed with the Securities and Exchange Commission under the Act, which became automatically effective upon filing on December 5, 2011. Copies of the Underwriting Agreement, Securities Resolution No. 3, the opinion of Duggins Wren Mann & Romero, LLP regarding the validity of the Senior Notes, and the opinion of Davis Polk & Wardwell LLP regarding the validity of the Senior Notes, are attached hereto as Exhibits 1.1, 4.1, 5.1 and 5.2, respectively.

Item 9.01 Financial Statements and Exhibits
(d)    Exhibits.

Exhibit	Description
Number
1.1	Underwriting Agreement, dated December 3, 2012, between the Company and J.P. Morgan Securities LLC and Mitsubishi UFJ Securities (USA), Inc.
4.1	Securities Resolution No. 3 approved by the Pricing Committee of the Board of Directors of the Company, dated December 3, 2012
5.1	Opinion of Duggins Wren Mann & Romero, LLP
5.2	Opinion of Davis Polk & Wardwell LLP
23.1	Consent of Duggins Wren Mann & Romero, LLP (contained in Exhibit 5.1)
23.2	Consent of Davis Polk & Wardwell LLP (contained in Exhibit 5.2)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO ELECTRIC COMPANY
(Registrant)

By:     /s/    DAVID G. CARPENTER
Name:    David G. Carpenter
Title:    Senior Vice President - Chief Financial Officer

Dated: December 6, 2012

Index to Exhibits

Exhibit	Description
Number
1.1	Underwriting Agreement, dated December 3, 2012, between the Company and J.P. Morgan Securities LLC and Mitsubishi UFJ Securities (USA), Inc.
4.1	Securities Resolution No. 3 approved by the Pricing Committee of the Board of Directors of the Company, dated December 3, 2012
5.1	Opinion of Duggins Wren Mann & Romero, LLP
5.2	Opinion of Davis Polk & Wardwell LLP
23.1	Consent of Duggins Wren Mann & Romero, LLP (contained in Exhibit 5.1)
23.2	Consent of Davis Polk & Wardwell LLP (contained in Exhibit 5.2)